[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)






                               [graphic omitted]






                         MFS(R) INTERNATIONAL
                         GROWTH AND INCOME FUND
                         SEMIANNUAL REPORT O NOVEMBER 30, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
MFS(R) Prepares for the Year 2000 ......................................... 27
Trustees and Officers ..................................................... 29

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Frederick J. Simmons]
     Frederick J. Simmons

For the six months ended November 30, 1998, Class A shares of the Fund provided a total return of -2.10%, Class B shares -2.37%, Class C shares -2.34%, and Class I shares -1.79%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to returns of -5.89% for the Lipper International Funds Index (the Lipper Index) and 2.24% for a blend (70% and 30%, respectively) of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index and the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI EAFE Index is an unmanaged market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. The Morgan Index is an unmanaged index of bonds issued by 13 countries, excluding the United States, with remaining maturities of at least one year. The Fund's returns also compare to a 0.48% return for the MSCI EAFE Index. The Fund is discontinuing the use of the blended index and changing its benchmark to the MSCI EAFE Index because we believe this index better reflects the universe in which the Fund invests.

Q. COULD YOU TALK ABOUT SOME THINGS THAT HAVE AFFECTED THE FUND'S RECENT PERFORMANCE?

A. The primary thing that helped performance relative to the Lipper Index was the "flight to quality" in both fixed-income and equity investments. This has worked in our favor because we have stressed large-cap, quality growth and income stocks. Until very recently, that has been the place to be. Second, we had a very small exposure to emerging markets, between 1% and 2% for the period. Finally, our decision to avoid more economically sensitive stocks was the right one.

Q. YOU'RE STILL HEAVILY WEIGHTED IN EUROPE, WITH OVER 50% OF ASSETS. WHAT DO YOU LIKE ABOUT EUROPE?

A. We still think Europe offers good growth at reasonable valuations. Companies such as Compass, a British caterer, and Pinault-Printemps-Redoute, a French retailer that has benefited from new management, have helped performance.

Q. IN SPITE OF JAPAN'S ONGOING CRISIS, YOU ALSO HAVE ABOUT 10% OF THE FUND'S ASSETS IN JAPAN. WHAT KINDS OF COMPANIES DO YOU LIKE THERE?

A. It is 10%, but that's less than half the Japanese weighting of the MSCI EAFE Index. We have a mixture of export-oriented stocks such as Canon, Rohm, and Olympus Optical, and companies that we think should respond favorably to a strong economy that has yet to materialize, such as Kirin Beverage and Tokyo Broadcasting. Another holding, Takeda Chemical Industries, a major pharmaceutical company, has both domestic and export sales.

Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO IN THE PAST SIX
   MONTHS?

A. Not really. We've increased positions in some holdings and subtracted from others as we have tried to fine tune our positions, a strategy which, for the most part, seems to be paying off. But there have been no sweeping changes across the portfolio.

Q. WHAT DO YOU SEE AS THE BIGGEST RISK TO THE MARKETS IN THE NEXT FEW MONTHS?

A. I think the biggest risk is the possibility of more trouble from some of the emerging markets, which could cause further deterioration in business activity around the world. Another major risk is that Japan just can't get going. Japan is the world's second-largest economy, and it's just too much a part of the world's business activity to be ignored. Another concern is that Brazil or China might have to devalue their currencies in a major way. It doesn't seem likely, but the risk is definitely there. So investors need to be aware that these risks are still out there and not be fooled into thinking that these problems are over if the market ticks up.

Q. IN GENERAL, THOUGH, WOULD YOU SAY YOUR OVERALL OUTLOOK IS FAVORABLE?

A. Yes. I think there are still a lot of things to be happy about, such as low inflation and low interest rates. There's no reason to believe that interest rates will rise, and this type of environment should be reasonably favorable for the equity markets.

Q. WHAT IMPACT DO YOU SEE EUROPEAN MONETARY UNION HAVING ON THE MARKETS WHERE YOU INVEST?

A. As time goes on, the euro should facilitate business in Europe, creating an environment similar to that of the United States, where business is conducted across state lines. That's a major positive. Another interesting side effect should be the ability of investment analysts to better compare companies in different countries. Right now, currency differences come into the picture and, as hard as we try, we can't easily neutralize these differences. Now, for example, we'll be able to compare more accurately results for auto companies in Germany, France, and Italy.

Q. DO YOU THINK WE'LL SEE A LOT OF EUROPEAN COMPANIES MOVING TO OTHER PARTS OF EUROPE WHERE LABOR AND OTHER COSTS MAY BE CHEAPER?

A. I think labor standards in the different countries will make that difficult. But, having said that, managements are going to have a much clearer picture after a few years of which plants are the most efficient. While they may not necessarily close a plant in one country in favor of another, they might, over time, be inclined to route production to the more efficient plants. Also, when they're thinking of building new plants, they will take this into consideration. I think many managers are going to find out some things that they suspected but could never document.

/s/ Frederick J. Simmons
    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   FREDERICK J. SIMMONS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, MFS(R) MERIDIAN(SM) GLOBAL BALANCED FUND, AND THE WORLD TOTAL RETURN SERIES AND INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

   MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1974, VICE PRESIDENT -- INVESTMENTS IN 1975, AND SENIOR VICE PRESIDENT IN 1983. HE WAS NAMED PORTFOLIO MANAGER OF MFS(R) GLOBAL TOTAL RETURN FUND IN 1991.

   MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               THE FUND SEEKS BOTH CAPITAL APPRECIATION AND CURRENT
                           INCOME BY INVESTING PRIMARILY IN EQUITY SECURITIES OF
                           ISSUERS WHOSE PRINCIPAL ACTIVITIES ARE OUTSIDE THE
                           UNITED STATES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   OCTOBER 24, 1995

  CLASS INCEPTION:         CLASS A  OCTOBER 24, 1995
                           CLASS B  OCTOBER 24, 1995
                           CLASS C  JULY 1, 1996
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $40.6 MILLION NET ASSETS AS OF NOVEMBER 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH NOVEMBER 30, 1998

CLASS A
                                                   6 Months        1 Year       3 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -2.10%       +18.19%       +29.32%         +30.89%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          +18.19%       + 8.95%         + 9.06%
-------------------------------------------------------------------------------------------------------
SEC Results                                           --          +12.58%       + 7.19%         + 7.36%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                   6 Months        1 Year       3 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -2.37%       +17.59%       +27.34%         +28.89%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          +17.59%       + 8.39%         + 8.52%
-------------------------------------------------------------------------------------------------------
SEC Results                                           --          +13.59%       + 7.53%         + 7.70%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                   6 Months        1 Year       3 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -2.34%       +17.59%       +27.59%         +29.15%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          +17.59%       + 8.46%         + 8.59%
-------------------------------------------------------------------------------------------------------
SEC Results                                           --          +16.59%       + 8.46%         + 8.59%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                   6 Months        1 Year       3 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -1.79%       +18.87%       +30.04%         +31.64%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          +18.87%       + 9.15%         + 9.26%
-------------------------------------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, October 24, 1995, through
  November 30, 1998.

NOTES TO PERFORMANCE SUMMARY
Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

CONSUMER STAPLES                        15.7%
FINANCIAL SERVICES                      12.0%
UTILITIES & COMMUNICATIONS              11.4%
HEALTH CARE                              8.7%
ENERGY                                   8.5%

TOP 10 STOCK HOLDINGS

PINAULT-PRINTEMPS-REDOUTE S.A.  3.2%          PHILIP MORRIS COS., INC.  2.8%
French department store chain                 U.S. tobacco, food, and beverage
                                              conglomerate
BRITISH PETROLEUM PLC  3.1%
Oil exploration and production company        BRITISH AEROSPACE PLC  2.7%
                                              Defense and aircraft company
CANADIAN NATIONAL RAILWAY  3.0%
Railway/transportation company                TAKEDA CHEMICAL INDUSTRIES  2.6%
                                              Japanese pharmaceutical company
IBERDROLA S.A.  3.0%
Spanish electric utility                      HENKEL KGAA   2.5%
                                              German consumer products company
COMPASS GROUP PLC  2.9%
British commercial food catering company      TELECOM ITALIA MOBILE SPA  2.3%
                                              Italian cellular telephone company

Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 1998

Stocks - 95.8%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 10.2%
    Albertsons, Inc. (Retail)                                              7,600            $  433,675
    Anheuser Busch Cos., Inc. (Food and Beverage)                          3,300               200,063
    Associates First Capital Corp., "A" (Financial Services)               4,300               334,862
    Conoco, Inc., "A" (Oils)*                                              5,600               132,650
    McDonalds Corp. (Restaurants)                                          7,459               522,596
    Newell Co. (Consumer Goods and Services)                               4,700               207,975
    Philip Morris Cos., Inc. (Tobacco)                                    19,400             1,085,187
    ReliaStar Financial Corp. (Insurance)                                  9,240               434,280
    Rite Aid Corp. (Retail)                                                7,031               326,063
    Xerox Corp. (Office Equipment)                                         4,070               437,525
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $ 4,114,876
------------------------------------------------------------------------------------------------------
Foreign Stocks - 85.6%
  Australia - 2.6%
  QBE Insurance Group Ltd. (Insurance)*                                  162,823           $   699,556
    Seven Network Ltd. (Entertainment)                                   110,376               366,381
                                                                                           -----------
                                                                                           $ 1,065,937
------------------------------------------------------------------------------------------------------
  Austria - 0.7%
    Austria Tabak AG (Tobacco)                                             3,823           $   288,335
------------------------------------------------------------------------------------------------------
  Canada - 2.9%
    Canadian National Railway Co. (Railroads)                             21,904           $ 1,182,816
------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Enersis SA, ADR (Utilities - Electric)                                 4,327           $   101,144
------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Helsingin Puhelin Oyj (Telecommunications)                             5,680           $   302,895
    Sonera Group OYJ (Telecommunications)*                                 7,400               106,188
                                                                                           -----------
                                                                                           $   409,083
------------------------------------------------------------------------------------------------------
  France - 12.4%
    Pinault-Printemps-Redoute SA (Retail)                                  7,365           $ 1,255,765
    Sanofi SA (Medical and Health Products)                                4,337               773,784
    SEITA (Tobacco)                                                       14,100               817,894
    Television Francaise (Broadcasting)                                    2,840               496,713
    Thomson CSF (Aerospace and Defense)                                    5,990               225,323
    Total SA, ADR (Oils)                                                  13,906               850,004
    Union des Assurances Federales SA (Insurance)                          4,787               633,611
                                                                                           -----------
                                                                                           $ 5,053,094
------------------------------------------------------------------------------------------------------
  Germany - 6.7%
    Henkel KGAA (Consumer Products)                                       11,708           $   990,507
    Mannesmann AG (Machinery and Telecommunications)                       5,090               550,652
    Prosieben Media AG (Entertainment)                                     5,926               284,037
    Volkswagen AG (Automotive)*                                            6,840               556,491
    Wella AG (Cosmetics)*                                                    361               319,243
                                                                                           -----------
                                                                                           $ 2,700,930
------------------------------------------------------------------------------------------------------
  Greece - 1.2%
    Hellenic Telecommunication Organization SA, GDR
      (Telecommunications)*                                               17,686           $   441,342
    Panafon Hellenic Telecom Co. SA (Telecommunications)                   1,600                28,680
                                                                                           -----------
                                                                                           $   470,022
------------------------------------------------------------------------------------------------------
  Hong Kong - 1.0%
    Dairy Farm International (Retail)                                     94,000           $   125,960
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)               89,500               297,678
                                                                                           -----------
                                                                                           $   423,638
------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Allied Irish Banks PLC (Banks and Credit Cos.)                        14,500           $   224,071
------------------------------------------------------------------------------------------------------
  Italy - 7.2%
    ENI S.p.A, ADR (Oils)                                                  5,916           $   361,616
    Instituto Nazionale delle Assicurazioni (Insurance)                  226,169               596,741
    Sao Paolo Imi S.p.A. (Banks)*                                         14,001               229,736
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)                                               208,565               878,234
    Telecom Italia S.p.A. (Telecommunications)                           121,600               759,728
    Unione Immobiliare S.p.A. (Real Estate)*                             226,269               113,202
                                                                                           -----------
                                                                                           $ 2,939,257
------------------------------------------------------------------------------------------------------
  Japan - 9.6%
    Canon, Inc. (Office Equipment)                                        35,000           $   773,041
    Eisai Co. Ltd. (Pharmaceuticals)                                      13,000               200,568
    Kirin Beverage Corp. (Beverages)                                      32,000               576,858
    Olympus Optical Co. (Optical Equipment)                               24,000               262,704
    Osaka Sanso Kogyo Ltd. (Chemicals)                                    30,000                52,375
    Rohm Co. (Electronics)                                                 4,000               337,800
    Takeda Chemical Industries Co. (Pharmaceuticals)                      30,000             1,010,962
    Terumo Corp. (Medical Equipment)                                      19,000               421,965
    Tokyo Broadcasting System, Inc. (Broadcasting)                         8,000                80,877
    Ushio, Inc. (Electronics)                                             20,000               175,071
                                                                                           -----------
                                                                                           $ 3,892,221
------------------------------------------------------------------------------------------------------
  Netherlands - 10.5%
    Akzo Nobel N.V. (Chemicals)                                           14,418           $   591,013
    Benckiser N.V. (Consumer Goods)                                        7,412               437,915
    Equant N.V. Registered Shares (Computer Systems)*                      1,700                95,944
    Hunter Douglas N.V., ADR (Consumer Goods)*                            10,615               365,192
    IHC Caland N.V. (Marine Equipment)*                                    7,177               303,951
    ING Groep N.V. (Financial Services)*                                   7,002               400,878
    Koninklijke Ahold N.V., ADR (Food/Retail)                             19,093               662,288
    Royal Dutch Petroleum Co., ADR (Oils)                                 15,777               741,519
    Wolters Kluwer N.V. (Publishing)*                                      3,476               662,450
                                                                                           -----------
                                                                                           $ 4,261,150
------------------------------------------------------------------------------------------------------
  Portugal - 1.4%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                18,754           $   342,051
    Electricidade de Portugal S.A. (Utilities - Electric)                  9,350               207,210
                                                                                           -----------
                                                                                           $   549,261
------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Korea Electric Power Corp. (Utilities - Electric)                      6,240           $   120,289
------------------------------------------------------------------------------------------------------
  Spain - 4.4%
    Iberdrola SA (Utilities - Electric)                                   71,324           $ 1,181,729
    Telefonica de Espana SA (Utilities - Telephone)                       13,072               614,406
                                                                                           -----------
                                                                                           $ 1,796,135
------------------------------------------------------------------------------------------------------
  Sweden - 3.3%
    Astra AB (Pharmaceuticals)                                            38,931           $   696,504
    Saab AB, "B" (Aerospace)*                                             44,405               458,645
    Volvo AB, "B" (Automotive)                                             8,227               191,191
                                                                                           -----------
                                                                                           $ 1,346,340
------------------------------------------------------------------------------------------------------
  Switzerland - 2.4%
    Ciba Specialty Chemicals AG (Chemicals)                                1,803           $   169,729
    Clariant AG (Chemicals)                                                  262               129,603
    Nestle AG, Registered Shares (Food and Beverage Products)                251               521,082
    UBS AG (Banks and Credit Cos.)*                                          500               150,333
                                                                                           -----------
                                                                                           $   970,747
------------------------------------------------------------------------------------------------------
  United Kingdom - 17.2%
    Allied Zurich (Insurance)*                                            12,551           $   178,939
    AMP, Inc. (Electronics)                                                8,825               426,909
    Avis Europe PLC (Auto Rental)##                                      135,869               521,040
    British Aerospace PLC (Aerospace and Defense)*                       123,101             1,057,084
    British Petroleum PLC, ADR (Oils)                                     13,057             1,202,876
    Compass Group PLC (Food and Catering)                                108,248             1,140,069
    Lloyds TSB Group PLC (Banks and Credit Cos.)                          23,860               331,322
    LucasVarity PLC (Automotive)                                         132,017               452,588
    Next PLC (Retail)                                                      9,200                74,301
    Rentokil Initial (Office Services)                                    24,500               162,772
    Reuters Group PLC (Computer - Services)                                2,000               115,000
    Reuters Group PLC (Computer - Services)                               20,200               194,934
    Tomkins PLC (Diversified Operations)*                                148,951               689,859
    Williams PLC (Diversified Operations)                                 67,664               418,215
                                                                                           -----------
                                                                                           $ 6,965,908
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $34,760,378
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $33,960,987)                                                $38,875,254
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) -- continued

Warrants
    Vivendi (Utilities - Water) (France)* (Identified
      Cost, $0)                                                            1,150           $     2,325
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.6%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Student Loan Marketing Assn., due 12/01/98, at
      Amortized Cost                                                    $  1,465           $ 1,465,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $35,425,987)                                           $40,342,579
Other Assets, Less Liabilities - 0.6%                                                          255,509
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $40,598,088
------------------------------------------------------------------------------------------------------
 * Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
NOVEMBER 30, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $35,425,987)              $40,342,579
  Foreign currency, at value (identified cost, $12,543)                  12,457
  Cash                                                                    5,523
  Receivable for Fund shares sold                                       207,064
  Receivable for investments sold                                       293,514
  Interest and dividends receivable                                      75,177
  Other assets                                                           23,294
  Deferred organization expenses                                         10,512
                                                                    -----------
      Total assets                                                  $40,970,120
                                                                    -----------
Liabilities:
  Payable for Fund shares reacquired                                $   153,750
  Payable for investments purchased                                     152,217
  Payable to affiliates -
    Management fee                                                        3,302
    Shareholder servicing agent fee                                         381
    Distribution and service fee                                         19,416
  Accrued expenses and other liabilities                                 42,966
                                                                    -----------
      Total liabilities                                             $   372,032
                                                                    -----------
Net assets                                                          $40,598,088
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $34,905,050
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      4,918,101
  Accumulated net realized gain on investments and foreign
    currency transactions                                               862,995
  Accumulated net investment loss                                       (88,058)
                                                                    -----------
      Total                                                         $40,598,088
                                                                    ===========
Shares of beneficial interest outstanding                            2,188,978
                                                                     =========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $16,648,949 / 894,630 shares of
     beneficial interest outstanding)                                 $18.61
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $19.54
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $22,329,897 / 1,206,185 shares of
     beneficial interest outstanding)                                 $18.51
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,583,103 / 86,221 shares of beneficial
     interest outstanding)                                            $18.36
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $36,139 / 1,942 shares of beneficial
     interest outstanding)                                            $18.61
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1998
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                         $  57,298
    Dividends                                                          345,917
    Foreign taxes withheld                                             (33,244)
                                                                     ---------
      Total investment income                                        $ 369,971
                                                                     ---------
  Expenses -
    Management fee                                                   $ 179,135
    Trustees' compensation                                               3,039
    Shareholder servicing agent fee                                     20,669
    Distribution and service fee (Class A)                              38,588
    Distribution and service fee (Class B)                              99,754
    Distribution and service fee (Class C)                               6,737
    Administrative fee                                                   2,276
    Custodian fee                                                       19,101
    Registration fees                                                   27,224
    Printing                                                            20,086
    Postage                                                              5,852
    Auditing fees                                                        8,194
    Legal fees                                                             418
    Amortization of organization expenses                                2,675
    Miscellaneous                                                       10,645
                                                                     ---------
      Total expenses                                                 $ 444,393
    Fees paid indirectly                                                (2,006)
                                                                     ---------
      Net expenses                                                   $ 442,387
                                                                     ---------
        Net investment loss                                          $ (72,416)
                                                                     ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ 191,387
    Foreign currency transactions                                       (4,546)
                                                                     ---------
      Net realized gain on investments and foreign currency
        transactions                                                 $ 186,841
                                                                     ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $(773,310)
    Translation of assets and liabilities in foreign currencies          3,301
                                                                     ---------
      Net unrealized loss on investments and foreign currency
         translation                                                 $(770,009)
                                                                     ---------
        Net realized and unrealized loss on investments and
          foreign currency                                           $(583,168)
                                                                     ---------
          Decrease in net assets from operations                     $(655,584)
                                                                     =========
See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                YEAR ENDED
                                                             NOVEMBER 30, 1998               MAY 31, 1998
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                               $   (72,416)              $  (173,845)
  Net realized gain on investments and foreign currency
    transactions                                                        186,841                 3,556,834
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               (770,009)                2,571,252
                                                                    -----------               -----------
      Increase (decrease) in net assets from operations             $  (655,584)              $ 5,954,241
                                                                    -----------               -----------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                          $    --                   $  (450,497)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                               --                      (568,428)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                               --                       (11,433)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                               --                           (67)
  In excess of net investment income (Class A)                           --                       (94,237)
  In excess of net investment income (Class B)                           --                       (45,813)
  In excess of net investment income (Class C)                           --                        (1,657)
  In excess of net investment income (Class I)                           --                           (24)
                                                                    -----------               -----------
      Total distributions declared to shareholders                  $    --                   $(1,172,156)
                                                                    -----------               -----------
Fund share (principal) transactions -
Net increase in net assets from Fund share transactions             $ 6,349,586               $   711,945
                                                                    -----------               -----------
      Total increase in net assets                                  $ 5,694,002               $ 5,494,030
Net assets:
  At beginning of period                                             34,904,086                29,410,056
                                                                    -----------               -----------
  At end of period (including accumulated net investment loss
    of $88,058 and $15,642, respectively)                           $40,598,088               $34,904,086
                                                                    ===========               ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED MAY 31,
                                                   SIX MONTHS ENDED            ------------------------------------------
                                                  NOVEMBER 30, 1998              1998              1997             1996*
                                                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $19.01            $16.32            $15.98            $15.00
                                                             ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)                               $(0.01)           $(0.05)           $ 0.11            $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions             (0.39)             3.45              0.35              0.90
                                                             ------            ------            ------            ------
      Total from investment operations                       $(0.40)           $ 3.40            $ 0.46            $ 1.01
                                                             ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                 $ --              $ --              $(0.08)           $(0.03)
  From net realized gain on investments and foreign
    currency transactions                                      --               (0.59)            (0.04)             --
  In excess of net investment income and foreign
    currency transactions                                      --               (0.12)             --                --
                                                             ------            ------            ------            ------
      Total distributions declared to shareholders           $ --              $(0.71)           $(0.12)           $(0.03)
                                                             ------            ------            ------            ------
Net asset value - end of period                              $18.61            $19.01            $16.32            $15.98
                                                             ======            ======            ======            ======
Total return(+)                                             (2.10)%++          21.77%             2.88%             6.71%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  2.13%+            2.22%             2.39%             2.52%+
  Net investment income                                     (0.09)%+          (0.28)%             0.72%             1.04%+
Portfolio turnover                                              30%              158%               89%               29%
Net assets at end of period (000 omitted)                   $16,649           $15,087           $13,425           $11,950

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED MAY 31,
                                                   SIX MONTHS ENDED            ------------------------------------------
                                                  NOVEMBER 30, 1998              1998              1997             1996*
                                                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $18.96            $16.27            $15.94            $15.00
                                                             ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)                               $(0.05)           $(0.14)           $ 0.03            $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions             (0.40)             3.47              0.34              0.90
                                                             ------            ------            ------            ------
      Total from investment operations                       $(0.45)           $ 3.33            $ 0.37            $ 0.95
                                                             ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                 $ --              $ --              $ --              $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                      --               (0.59)            (0.04)             --
  In excess of net investment income and foreign
    currency transactions                                      --               (0.05)             --                --
                                                             ------            ------            ------            ------
      Total distributions declared to shareholders           $ --              $(0.64)           $(0.04)           $(0.01)
                                                             ------            ------            ------            ------
Net asset value - end of period                              $18.51            $18.96            $16.27            $15.94
                                                             ======            ======            ======            ======
Total return                                                (2.37)%++          21.26%             2.33%             6.37%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  2.63%+            2.72%             2.94%             3.11%+
  Net investment income                                     (0.61)%+          (0.79)%             0.18%             0.49%+
Portfolio turnover                                              30%              158%               89%               29%
Net assets at end of period (000 omitted)                   $22,330           $18,987           $15,749           $13,641

 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED MAY 31,
                                                          SIX MONTHS ENDED              --------------------------
                                                         NOVEMBER 30, 1998                1998              1997**
                                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
                                                                   CLASS C
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $18.80              $16.19              $16.02
                                                                    ------              ------              ------
Income from investment operations# -
  Net investment income (loss)                                      $(0.07)             $(0.10)             $ 0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                    (0.37)               3.39                0.21
                                                                    ------              ------              ------
      Total from investment operations                              $(0.44)             $ 3.29              $ 0.33
                                                                    ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                                        $ --                $ --                $(0.12)
  From net realized gain on investments and foreign currency
    transactions                                                      --                 (0.59)              (0.04)
  In excess of net investment income and foreign currency
    transactions                                                      --                 (0.09)               --
                                                                    ------              ------              ------
      Total distributions declared to shareholders                  $ --                $(0.68)             $(0.16)
                                                                    ------              ------              ------
Net asset value - end of period                                     $18.36              $18.80              $16.19
                                                                    ======              ======              ======
Total return                                                       (2.34)%++            21.15%               2.09%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         2.65%+              2.71%               2.64%+
  Net investment income                                            (0.77)%+            (0.61)%               0.80%+
Portfolio turnover                                                     30%                158%                 89%
Net assets at end of period (000 omitted)                           $1,583                $824                $235

** For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED MAY 31,
                                                          SIX MONTHS ENDED             ---------------------------
                                                         NOVEMBER 30, 1998                1998             1997***
                                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
                                                                   CLASS I
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $18.95              $16.32              $15.71
                                                                    ------              ------              ------
Income from investment operations# -
  Net investment income (loss)                                      $(0.01)             $ 0.06              $ 0.16
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                    (0.33)               3.37                0.45
                                                                    ------              ------              ------
      Total from investment operations                              $(0.34)             $ 3.43              $ 0.61
                                                                    ------              ------              ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                    $ --                $(0.59)             $ --
  In excess of net investment income and foreign currency
    transactions                                                      --                 (0.21)               --
                                                                    ------              ------              ------
      Total distributions declared to shareholders                  $ --                $(0.80)             $ --
                                                                    ------              ------              ------
Net asset value - end of period                                     $18.61              $18.95              $16.32
                                                                    ======              ======              ======
Total return                                                       (1.79)%++            22.08%               3.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         1.62%+              1.64%               1.89%+
  Net investment income                                            (0.15)%+              0.33%               2.33%+
Portfolio turnover                                                     30%                158%                 89%
Net assets at end of period (000 omitted)                              $36                  $6              $ --

*** For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.975% of the Fund's average daily net assets up to $500 million, after which the rate is reduced to 0.925%.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $505 for the six months ended November 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $14,002 for the six months ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,080 for the six months ended November 30, 1998. Fees incurred under the distribution plan during the six months ended November 30, 1998, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,889 and $90 for Class B and Class C shares, respectively, for the six months ended November 30, 1998. Fees incurred under the distribution plan during the six months ended November 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A and Class C are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 1998, were $0, $42,761, and $675 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $16,367,719 and $10,267,269, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $35,426,072
                                                                  -----------

Gross unrealized appreciation                                     $ 5,804,411
Gross unrealized depreciation                                        (887,904)
                                                                  -----------

    Net unrealized appreciation                                   $ 4,916,507
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                     SIX MONTHS ENDED NOVEMBER 30, 1998          YEAR ENDED MAY 31, 1998
                                     ----------------------------------          -----------------------
                                              SHARES             AMOUNT         SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  690,215       $ 13,157,664        464,915      $  8,316,277
Shares issued to shareholders in
  reinvestment of distributions                 --               --             31,181           488,613
Shares reacquired                           (589,071)       (11,292,635)      (525,443)       (9,254,269)
                                             -------       ------------        -------      ------------
    Net increase (decrease)                  101,144       $  1,865,029        (29,347)     $   (449,379)
                                             =======       ============        =======      ============
Class B Shares
                                     SIX MONTHS ENDED NOVEMBER 30, 1998          YEAR ENDED MAY 31, 1998
                                     ----------------------------------          -----------------------
                                              SHARES             AMOUNT         SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  570,976       $ 10,741,932        382,384      $  6,745,390
Shares issued to shareholders in
  reinvestment of distributions                 --               --             33,907           530,985
Shares reacquired                           (366,267)        (7,051,599)      (382,617)       (6,634,549)
                                             -------       ------------        -------      ------------
    Net increase                             204,709       $  3,690,333         33,674      $    641,826
                                             =======       ============        =======      ============
Class C Shares
                                     SIX MONTHS ENDED NOVEMBER 30, 1998          YEAR ENDED MAY 31, 1998
                                     ----------------------------------          -----------------------
                                              SHARES             AMOUNT         SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  149,934       $  2,755,379         58,848      $  1,059,923
Shares issued to shareholders in
  reinvestment of distributions                 --               --                789            12,254
Shares reacquired                           (107,534)        (1,989,006)       (30,361)         (558,286)
                                             -------       ------------        -------      ------------
    Net increase                              42,400       $    766,373         29,276      $    513,891
                                             =======       ============        =======      ============
Class I Shares
                                     SIX MONTHS ENDED NOVEMBER 30, 1998          YEAR ENDED MAY 31, 1998
                                     ----------------------------------          -----------------------
                                              SHARES             AMOUNT         SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                    1,628       $     28,280            358      $      6,503
Shares issued to shareholders in
  reinvestment of distributions                 --               --                  5                88
Shares reacquired                                (25)              (429)           (53)             (984)
                                             -------       ------------        -------      ------------
    Net increase                               1,603       $     27,851            310      $      5,607
                                             =======       ============        =======      ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended November 30, 1998, was $165.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

MFS(R) INTERNATIONAL GROWTH AND INCOME FUND

TRUSTEES                                                  SECRETARY
Richard B. Bailey* - Private Investor;                    Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                 ASSISTANT SECRETARY
                                                          James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                          CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive             State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                  INVESTOR INFORMATION
                                                          For MFS stock and bond market outlooks,
Lawrence T. Perera - Partner, Hemenway                    call toll free: 1-800-637-4458 anytime from
& Barnes (attorneys)                                      a touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard            For information on MFS mutual funds, call your
University Graduate School of Business                    financial adviser or, for an information kit, call
Administration                                            toll free: 1-800-637-2929 any business day from 9
                                                          a.m. to 5 p.m. Eastern time (or leave a message
Charles W.Schmidt - Private Investor                      anytime).

Arnold D. Scott* - Senior Executive Vice                  INVESTOR SERVICE
President, Director, and Secretary,                       MFS Service Center, Inc.
MFS Investment Management                                 P.O. Box 2281
                                                          Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment Management          For general information, call toll free:
                                                          1-800-225-2606 any business day from
Elaine R. Smith - Independent Consultant                  8 a.m. to 8 p.m. Eastern time.

David B. Stone - Chairman and Director,                   For service to speech- or hearing-impaired, call
North American Management Corp.                           toll free: 1-800-637-6576 any business day from 9
(investment advisers)                                     a.m. to 5 p.m. Eastern time. (To use this service,
                                                          your phone must be equipped with a
INVESTMENT ADVISER                                        Telecommunications Device for the Deaf.) For share
Massachusetts Financial Services Company                  prices, account balances, and exchanges, call toll
500 Boylston Street                                       free: 1-800-MFS-TALK (1-800-637-8255) anytime from
Boston, MA 02116-3741                                     a touch-tone telephone.

DISTRIBUTOR                                               WORLD WIDE WEB
MFS Fund Distributors, Inc.                               www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) INTERNATIONAL                                               Bulk Rate
GROWTH AND INCOME FUND                                            U.S. Postage
                                                                      Paid
                                                                       MFS
                                                                ----------------
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